FORM 8K/A

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: September 16, 1996
             Date of Amended Report: October 15, 1996
           Date of Second Amended Report: November 8, 1996


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)



     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)   (IRS Employer
diction of Incorporation)                      Identification No.)



                           628 Las Vegas Blvd., S.
                          Las Vegas, Nevada  89101
                 (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:(702)233-6638

     Former name or former address, if changed since last report: N/A

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               On August 30, 1996 the Registrant received a letter of resignation from the accounting firm of Gilbert
               & Company, of San Francisco, California. The
               Registrant has engaged the accounting firm of Bradshaw, Smith & Co., Las Vegas, Nevada.

               The previous accountants report for fiscal year ended September 30, 1994 and 1995 contained a modified opinion regarding the Registrant's ability to continue as a going concern.

               There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or proceedure that would have caused them to qualify an an opinion that has not been resolved.

               The Registrant files herewith a letter from the previous accountant stating whether it agrees with the statements made herein by the Registrant and, if not, stating the respects in which it does not agree.

Item 5.        Other Events.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               Not applicable.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

               A Letter to the Securities and Exchange Commission from the previous accountant regarding their agreement or disagreement with the statements made herein with regard to the change of accountants is attached.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL VENTURE FUNDING, INC.



Date: Nov. 8, 1996               By:    /s/ Robert M. Dolan
                                      Robert M. Dolan
                                      President

                          Gilbert & Company
                     Certified Public Accountant



November 8, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Global Venture Funding, Inc.-File Number 0-14213

To Whom It May Concern:

This firm has reviewed the Form 8-K as amended this date and agrees with the statements made therein. This information, and agreement, is qualified by previous letters this firm has filed related to Form 8-K/A which were dated September 18, 1996 and October 11, 1996.

Any differences of opinion (as may be addressed in this firms two previous letters) between this firm and the registrant may be due to semantics (i.e. accounting policies - "how does an entity control its receivables or pay its payables).

Any additional information, etc. is contained in this firms two previous letters which are on file with the Securities and Exchange Commission. Any questions of concern this firm may have had during its audit were acknowledged by the registrant and thereafter resolved.

Sincerely,

/s/ Michael M. Gilbert

Michael M. Gilbert
Gilbert & Company


    1 Maritime Plaza, Suite 1300, San Francisco, CA 94111
       (415) 576-1300      Fax (415) 491-4141

                          Exhibit 1